CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2000-1

Section 7.3 Indenture                              Distribution Date:  1/18/2005
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(i)    Amount of the distribution allocable to principal of the Notes
              Class A Principal Payment                                  0.00
              Class B Principal Payment                                  0.00
              Class C Principal Payment                                  0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Principal Payment                                  0.00
              Class B Principal Payment                                  0.00
              Class C Principal Payment                                  0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                  1,822,187.50
              Class B Note Interest Requirement                    162,473.96
              Class C Note Interest Requirement                    237,733.95
                      Total                                      2,222,395.41

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                       2.42958
              Class B Note Interest Requirement                       2.59958
              Class C Note Interest Requirement                       2.95847

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                      750,000,000
              Class B Note Principal Balance                       62,500,000
              Class C Note Principal Balance                       80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account           8,928,570.00

(v)    Required Owner Trust Spread Account Amount                8,928,570.00


                                                 By:
                                                    ----------------------------
                                                    Name:   Patricia M. Garvey
                                                    Title:  Vice President

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